SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              November 3, 1998
 ---------------------------------------------------------------------------
                     (Date of earliest event reported)


                      Marsh & McLennan Companies, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Delaware                 1-5998                    36-266-8272
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(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)             Identification No.)
 incorporation)


1166 Avenue of the Americas, New York, New York                        10036
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(Address of principal executive offices)                            (Zip Code)


                                (212) 345-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                          Exhibit Index at page 4




ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

      On November 12, 1998, Marsh & McLennan Companies, Inc. (the "Registrant") filed a Current Report on Form 8-K reporting its acquisition of ordinary shares and 7.25% Convertible Bonds 2008 of Sedgwick Group plc ("Sedgwick") and stated that it would file no later than January 15, 1999, historical financial statements for Sedgwick and pro forma financial information for the Registrant giving effect to the acquisition. Such financial information is being filed herewith.

Information Concerning Forward-Looking Statements

      This report contains certain statements relating to future results which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenue and expense growth, cost savings and efficiencies expected from the integration of Sedgwick. Please refer to the Registrant's 1997 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q under "Information Concerning Forward-Looking Statements" for specific factors which would cause actual results to differ materially from such forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            The audited financial statements of Sedgwick for the year ended December 31, 1997 and the unaudited financial statements for the nine-months ended September 30, 1998 are filed as Exhibits 99.1 and 99.2 hereto.

      (b)   Pro Forma Financial Information.

            The pro forma financial data required to be filed herewith is filed as Exhibit 99.3 hereto.

      (c)   Exhibits.

            23.1  Consent of PricewaterhouseCoopers




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARSH & MCLENNAN COMPANIES, INC.



                                    By:   /s/ Gregory Van Gundy
                                          -------------------------------
                                          Name: Gregory Van Gundy
                                          Title: Secretary


Date:  December 23, 1998




                               EXHIBIT INDEX

Exhibit No.              Exhibit
-----------              -------
23.1  Consent of PricewaterhouseCoopers

99.1 Consolidated Year-End Audited Financial Statements of Sedgwick
      -Report of Independent Auditors
      -Consolidated Statement of Income for the year
       ended December 31, 1997
      -Consolidated Balance Sheet as of December 31, 1997
      -Consolidated Statement of Changes in Shareholders'
       Equity for the year ended December 31, 1997
      -Consolidated Statement of Cash Flows for the year
       ended December 31, 1997
      -Consolidated Statement of Total Recognized Gains
       and Losses for the year ended December 31, 1997
      -Notes to Consolidated Financial Statements
       Financial Statement Schedule II - Valuation and
       Qualifying Accounts

99.2 Consolidated Nine-Month Unaudited Financial Statements of Sedgwick -Consolidated Statements of Income for the nine-months ended
       September 30, 1998 and 1997
      -Consolidated Balance Sheet as of September 30, 1998
      -Notes to Consolidated Financial Statements
      -Additional information for US investors

99.3  Unaudited Pro Forma Condensed Combined Financial Statements